                                                                    Exhibit 10.6


                             STOCKHOLDERS AGREEMENT

                                  By and Among


                          Empyrean Group Holdings, Inc.
                   (formerly, Business Solutions Group, Inc.),


                         Thayer ITech Holdings, L.L.C.,


                                       and


                            The Other Stockholders of
                          Empyrean Group Holdings, Inc.


                           Dated as of August 12, 1999


                                      -i-
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                               TABLE OF CONTENTS

                                                                        Page

ARTICLE I   DEFINITIONS..................................................2
ARTICLE II  GENERAL TRANSFERABILITY RESTRICTIONS.........................3
ARTICLE III   RIGHTS OF FIRST REFUSAL....................................4
      3.1 Notice.........................................................4
      3.2 Company Right..................................................4
      3.3 Thayer Right...................................................4
      3.4 Consummation...................................................4
      3.5 Selling Stockholder Right......................................5
ARTICLE IV   TAG ALONG RIGHTS............................................5
      4.1 Notice.........................................................5
      4.2 Stockholders Right.............................................5
      4.3 Consummation...................................................6
      4.4 Securities Laws................................................7
ARTICLE V   DRAG ALONG RIGHTS............................................7
      5.1 Drag Along Sale................................................7
      5.2 Drag Notice....................................................7
      5.3 Form of Consideration..........................................7
      5.4 Consummation...................................................8
ARTICLE VI   PUBLIC OFFERING.............................................8
ARTICLE VII   BOARD OF DIRECTORS.........................................9
      7.1 Composition of the Board.......................................9
      7.2 Removal........................................................9
      7.3 Vacancy........................................................9
      7.4 Quorum.........................................................9
      7.5 Voting.........................................................9
      7.6 Expenses.......................................................10
      7.7 Representations................................................10
      7.8 Conflict.......................................................10
ARTICLE VIII   CONFIDENTIALITY...........................................10
ARTICLE X  TERMINATION; ADDITIONAL PARTIES...............................10
      10.1 Termination...................................................10
      10.2 Additional Parties............................................11
ARTICLE XI   MISCELLANEOUS...............................................11
      11.1 Legend........................................................11
      11.2 No Waiver of Rights...........................................11
      11.3 Amendment.....................................................12
      11.4 Entire Agreement; Successors; Third Parties...................12
      11.5 No Assignment.................................................12
      11.6 Notices.......................................................12
      11.7 Captions......................................................13
      11.8 Counterparts..................................................13

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      11.9 Governing Law and Venue.......................................13
      11.10 Severability.................................................13
      11.11 Transfers; Transfers in Violation of Agreement...............13
      11.12 Specific Performance.........................................13
      11.13 Further Assurances...........................................14
      11.14 Publicity....................................................14

                             STOCKHOLDERS AGREEMENT


     This STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of August 12, 1999, by and among Empyrean Group Holdings, Inc. (formerly, Business Solutions Group, Inc.), a Delaware corporation (the "Company"); Thayer ITech Holdings, L.L.C., a Delaware limited liability company ("Thayer"); the Stockholders of the Company listed on Exhibit A hereto (the "Stockholders"); and
                                      ---------
each other holder of Equity Securities who hereafter executes a Joinder Agreement agreeing to be bound by the terms hereof. Certain capitalized terms used herein are defined in Article I.
                           ---------


                                    Recitals
                                    --------

     A. Pursuant to a Recapitalization Agreement (the "Recapitalization Agreement"), dated as of August 11, 1999, by and among Business Solutions Group, Inc. (predecessor to the Company), Thayer, BSG Holdings, Inc. ("Parent"), and the shareholders of BSG Holdings, Thayer, the Company, and Parent each own shares of the Company's common stock (the "Common Stock") and shares of the Company's preferred stock (the "Preferred Stock"). The Common Stock and the Preferred Stock shall have voting and other rights and preferences as set forth in the Amended and Restated Certificate of Incorporation dated August 12, 1999, as amended from time to time (the "Amended and Restated Certificate of Incorporation").

     B. Pursuant to a Merger Agreement, to be entered into in August 1999, by and among the Company, Empyrean Group, Inc. and FBR Technology Venture Partners, LP. ("FBR"), FBR will receive shares of the Company's Common Stock and Preferred Stock.

     C. In connection with such transactions, the Company and the Stockholders have determined that it is in their respective best interests to enter into, and perform under, this Agreement.

     D. Any other Persons who purchase shares of the Company's capital stock shall become parties to this Agreement with respect to all of such capital stock by executing a Joinder Agreement.

     E. The Company and the Stockholders desire to enter into this Agreement for the purposes, among others, of (i) assuring continuity in the ownership of the Company, (ii) limiting the manner and terms by which the Stockholders' capital stock of the Company may be transferred.

                                    Agreement
                                    ---------

     In consideration of the foregoing and the covenants set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     For purposes of this Agreement, in addition to terms defined elsewhere herein, the following terms when used herein shall have the following meanings:

     1.1 "Affiliate," with respect to any Person, shall mean (i) any other Person that directly or indirectly, controls, is controlled by, or is under common control with, such Person or (ii) a general or limited partner of such Person.

     1.2 "Board" shall mean the Board of Directors of the Company.

     1.3 "Confidential Information" means (i) the terms and provisions of this Agreement and the Transactions and (ii) all confidential information (for purposes of this Agreement, confidential information shall refer to all information which is the subject of reasonable efforts by the Company to maintain its non-public character or to otherwise prevent such information from becoming widely known) and trade secrets of the Company or its Affiliates including, without limitation, any of the same comprising the identity, lists or descriptions of any customers, referral sources or organizations; financial statements, cost reports or other financial information; contract proposals, or bidding information; business plans and training and operations methods and manuals; personnel records; fee structure; and management systems, policies or procedures, including related forms and manuals. Confidential Information shall not include any information (a) which is disclosed pursuant to subpoena or other legal process, (b) which has been publicly disclosed, or (c) which is subsequently disclosed to any third party not in breach of a confidentiality agreement.

     1.4 "Equity Securities" shall mean (i) any securities of the Company having voting rights with respect to the election of the Board not contingent upon default, including, but not limited to, shares of the Common Stock, (ii) any securities evidencing any equity ownership interest in the Company including, but not limited to, the Preferred Stock, and (iii) any securities convertible into or exercisable or exchangeable for any of the foregoing securities.

     1.5 "Family Members" with respect to an individual, shall mean such individual's spouse, parents, siblings and children.

     1.6 "IPO Event" shall mean an underwritten public offering, pursuant to an effective registration statement under the Securities Act, that is underwritten by one or more nationally-recognized investment banking firms and results in the Company receiving, prior to redemption of any Preferred Stock, not less than $30,000,000 in aggregate cash proceeds from such offering.

                                      -2-
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     1.7 "Liquidation Value" shall have the meaning assigned to such term in the
Amended and Restated Certificate of Incorporation.

     1.8 "Permitted Transfer" shall mean a Transfer of shares of Common Stock by a Stockholder to (i) one or more Family Members of such Stockholder, or if such Stockholder is an individual, to such Stockholder's estate; or (ii) a trust solely for the benefit of one or more Family Members of such Stockholder; provided that, prior to any such Transfer, each transferee shall execute a Joinder Agreement. Any transferee receiving Common Stock pursuant to a Permitted Transfer shall be included within the definition of "Stockholder" for purposes of this Agreement.

     1.9 "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government body.

     1.10 "Pro Rata Share" shall mean the holder's pro rata share of the outstanding Common Stock which shall be a fraction calculated by dividing (i) the number of shares of Common Stock held by the holder as of the applicable date plus the number of shares of Common Stock issuable upon conversion, exercise or exchange of all other outstanding Equity Securities held by the holder as of the applicable date, by (ii) the total number of shares of Common Stock outstanding as of such date plus the total number of shares of Common Stock issuable upon conversion, exercise or exchange of all other outstanding Equity Securities as of such date.

     1.11 "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

     1.12 "Stockholders" shall mean collectively the Persons listed on Exhibit A hereto and each other Person, other than Thayer or its Affiliates, that becomes a holder of Equity Securities and agrees in writing to be bound by and comply with the terms of this Agreement.

     1.13 "Transfer" shall mean any actual or proposed disposition of all or a portion of an interest (legal or equitable) by any means, direct or indirect, absolute or conditional, voluntary or involuntary, including, but not limited to, by sale, assignment, put, transfer, pledge, hypothecation, mortgage or other encumbrance, operation of law, distribution, settlement, exchange, waiver, abandonment, gift, alienation, bequest or disposal.


                                   ARTICLE II
                      GENERAL TRANSFERABILITY RESTRICTIONS

         Except for Permitted Transfers and other Transfers in compliance with Articles II, III, IV and V of this Agreement, no Stockholder shall Transfer or cause or permit to be Transferred any Equity Securities owned or controlled by such Stockholder, and any purported Transfer in violation hereof shall be null and void. Notwithstanding the foregoing, all repurchases or purchases of any Equity Securities issued pursuant to any management agreements with

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

employees of the Company (the "Management") shall be excluded from the provisions of this Agreement.


                                   ARTICLE III
                             RIGHTS OF FIRST REFUSAL

     Before any Equity Securities owned or controlled by a Stockholder (a "Selling Stockholder") may be Transferred (other than in a Permitted Transfer or a Transfer pursuant to Article IV or V hereof) prior to the effective date of an
                       ----------    -
IPO Event, Thayer and the Company shall be offered the following rights with respect to such Equity Securities:

     3.1 Notice. The Selling Stockholder shall first deliver a written notice (a
         ------
"Stockholder Notice") to the Company and Thayer stating (i) that the Selling Stockholder desires to Transfer such Equity Securities, (ii) the number and type of Equity Securities proposed to be Transferred and (iii) the price and other material terms of the proposed Transfer. The Stockholder Notice shall be accompanied by a certificate of the Selling Stockholder certifying that it has received from a third party a bona fide offer to acquire such Equity Securities at such price and on such terms as are set forth in the Stockholder Notice and shall identify such third party.

     3.2 Company Right. Within twenty (20) days after receipt of a Stockholder
         -------------
Notice (the "Company Period"), the Company may elect, by delivering to the Selling Stockholder and to Thayer a written notice (a "Company Notice") of its election, to purchase all or any part of the Equity Securities to which the Stockholder Notice refers, on the same terms and conditions specified in such Stockholder Notice (or, if such offer is not all in cash, on economically equivalent terms and conditions as determined in good faith by the Company and specified in the Company Notice) and indicating the number of shares the Company desires to repurchase. In the event that the Company does not elect to purchase any of such Equity Securities, the Company shall send a notice to such effect to the Selling Stockholder and to Thayer prior to the end of the Company Period.

     3.3 Thayer Right. In the event that the Company does not elect to purchase
         ------------
during the Company Period all of the Equity Securities to which the Stockholder Notice refers, then Thayer may elect, by delivering to the Selling Stockholder a written notice (a "Thayer Notice"), within thirty (30) days after Thayer's receipt of the Stockholder Notice (the "Thayer Period"), of its election to acquire, on the same terms and conditions specified in the Stockholder Notice (or, if such offer is not all in cash, on economically equivalent terms and conditions as determined in good faith by Thayer and specified in the Thayer Notice), all of such Equity Securities that the Company has not elected to purchase.

     3.4 Consummation. In the event that the Company and/or Thayer elects to
         ------------
acquire Equity Securities pursuant to this Article III, the Company, Thayer and
                                           -----------
the Selling Stockholder shall consummate the sale and purchase of such Equity Securities within sixty (60) days after the date that the Company and Thayer have received the Stockholder Notice.

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

     3.5 Selling Stockholder Right. To the extent the Company and Thayer do not
         -------------------------
exercise their respective rights under this Article III within the specified
                                            -----------
time periods, the Selling Stockholder may Transfer the Equity Securities specified in its Stockholder Notice (and not purchased by the Company or Thayer) to the third party specified in such Stockholder Notice at the price and on the terms specified in such notice, provided that (i) such Transfer is consummated within one hundred twenty (120) days of the date of delivery of such Stockholder Notice and (ii) prior to the Transfer, such third party agrees in writing to execute a Joinder Agreement.


                                   ARTICLE IV
                                TAG ALONG RIGHTS

     Until the earlier of (a) the effective date of an IPO Event or (b) the date when Thayer's Pro Rata Share (together with any Affiliates of Thayer) is less than fifty-one percent (51%), Thayer shall not engage in a transaction (including a merger, consolidation or similar business combination) that involves the Transfer by Thayer (together with any Affiliates of Thayer) to a third party of Common Stock representing greater than fifty percent (50%) of the outstanding Common Stock held by Thayer (other than a "Drag Along Sale" as defined in Article V below and other than a Transfer to one or more Affiliates
           ---------
of Thayer and/or Family Members of such Affiliates) without first offering the other Stockholders the right to participate in such Transfer in the following manner:

     4.1 Notice. Thayer shall first deliver a written notice (a "Transfer
         ------
Notice") to the Stockholders stating (i) Thayer's desire to Transfer shares of Common Stock to a third party, (ii) the number of shares of Common Stock proposed to be Transferred and (iii) the price and the other general terms of the proposed Transfer, including any escrow of funds from such sale. Such notice may be provided before Thayer has identified a purchaser or purchasers for such Equity Securities; provided, however, that Thayer shall promptly inform the Stockholders in writing of the purchaser's or purchasers' identity once it is known to Thayer.

     4.2 Stockholders Right. Each Stockholder may elect, by delivering to Thayer
         ------------------
a written notice (a "Tag Along Notice") of its election within fifteen (15) days after receipt of the Transfer Notice (the "Tag Along Period"), to participate in Thayer's Transfer of Common Stock on the same terms and conditions specified in the Transfer Notice. The Tag Along Notice shall specify the maximum number of Common Stock shares that the Stockholder (a "Tag Along Stockholder") may elect to Transfer which number shall not exceed the product (rounded down to the nearest whole number) of (i) a fraction, the numerator of which is the number of Common Stock shares proposed to be Transferred by Thayer, and the denominator of which is the aggregate number of Common Stock shares owned by Thayer, multiplied by (ii) the number of shares of Common Stock owned by the Stockholder plus the number of shares of Equity Securities then convertible into Common Stock or which will become convertible into Common Stock as a result of the transaction contemplated by the Transfer Notice. Thayer shall use its commercially reasonable best efforts to interest the third party in purchasing all the shares of Common Stock specified by Tag Along Stockholders in the Tag Along Notices, in addition to the Common Stock that the third party may already have agreed to purchase from Thayer. If the third party refuses to purchase all of such additional shares of Common Stock, then Thayer may sell Common Stock to such third party only if Thayer and each Tag Along Stockholder are entitled to sell to such third party an amount of Common Stock equal to the product (rounded down to the nearest whole number) obtained by multiplying (x) the aggregate number of Common Stock shares such third party is willing to acquire by (y) a fraction, the numerator of which is the number of Common Stock shares owned by Thayer or the Tag Along Stockholder plus the number of shares of Equity Securities then convertible into Common Stock or which will become convertible into Common Stock as a result of the transaction contemplated by the Transfer Notice, as the case may be, and the denominator of which is the aggregate number of Common Stock shares owned by Thayer and all the Tag Along Stockholders.

     4.3 Consummation.
         ------------

         (a) At least ten (10) days prior to the consummation of a Transfer by Thayer described in a Transfer Notice and not before the earlier of (x) the end of the Tag Along Period and (y) the receipt by Thayer of a Tag Along Notice from each Stockholder, Thayer shall provide written notice (a "Consummation Notice") to each Tag Along Stockholder stating (i) the identity of the third party transferee, (ii) the number of shares of Common Stock that such Tag Along Stockholder will be entitled to sell to such third party pursuant to this
Article IV, and (iii) the date the Transfer will be consummated. At least five
----------
(5) days prior to the date of such consummation, each Tag Along Stockholder shall deliver to Thayer for Transfer to the third party one or more certificates, properly endorsed for Transfer, which represent the number of shares of Common Stock such Tag Along Stockholder is entitled to sell as provided in the Consummation Notice. The certificate(s) delivered to Thayer by each Tag Along Stockholder shall be Transferred to the third party identified in the Consummation Notice, as part of the consummation of the Transfer of Common Stock pursuant to the terms and conditions specified in the Transfer Notice and the Consummation Notice. Upon receipt of the proceeds of the Transfer, Thayer shall promptly remit to each Tag Along Stockholder that portion of such proceeds to which such Tag Along Stockholder is entitled by reason of such Stockholder's participation in such Transfer together with any stock certificates for any shares not sold in the Transfer.

         (b) In connection with a Transfer pursuant to this Article IV, each Tag Along Stockholder shall be required to make representations and warranties regarding the Common Stock that such Stockholder proposes to Transfer, including, but not limited to, such Stockholder's ownership of and authority to Transfer such Common Stock, the absence of any liens or other encumbrances on such stock, and the compliance of such Transfer with the federal and state securities laws and all other applicable laws and regulations. In addition, each Tag Along Stockholder who is either a director or an executive officer of the Company or the holder of more than five percent (5%) of the outstanding Common Stock (other than John R. McDougall, D. Marshall Nelson or Philip H. Duong unless such person is then serving as a director of the Company or the Company's Chief Executive Officer or Chief Operating Officer) shall also be required to provide customary representations and warranties regarding the Company.

     4.4 Securities Laws. Notwithstanding anything to the contrary in this
         ---------------
Article IV, Thayer shall have no obligation to permit a Stockholder, and no
----------
Stockholder shall have a right, to participate as a Tag Along Stockholder in a Thayer Transfer of Common Stock in the event that such Stockholder's Transfer
(i) would not be exempt from all registration requirements under federal and state securities laws or (ii) would violate, or cause Thayer's Transfer to violate, any applicable federal or state laws.


                                   ARTICLE V
                               DRAG ALONG RIGHTS

     5.1 Drag Along Sale. In the event that, prior to the effective date of an
         ---------------
IPO Event, Thayer, in its sole discretion, determines to accept an offer from a third party that is not an Affiliate of Thayer to purchase all of the Equity Securities then held by Thayer and the Stockholders, then each Stockholder shall be required to sell all the shares of Common Stock and Preferred Stock (together with any other Equity Securities) held by such Stockholder pursuant to such offer (the "Drag Along Sale"). If the Drag Along Sale is structured as a (i) merger or consolidation, each holder of Equity Securities shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Equity Securities shall agree to sell all of its, her or his Equity Securities and rights to acquire Equity Securities on the terms and conditions approved by the Board and Thayer. Each seller of Equity Securities in such Drag Along Sale (i) shall be subject to the same terms and conditions of sale and (ii) shall execute such documents and take such actions as may be reasonably required by the Board and Thayer.

     5.2 Drag Notice. Thayer shall provide each Stockholder with written notice
         -----------
(the "Drag Notice") of a Drag Along Sale at least fifteen (15) days prior to the date of consummation of such sale (the "Drag Along Sale Date"). Each Drag Notice shall set forth: (i) the identity of the third party transferee in the Drag Along Sale, (ii) the price and the other general terms of the proposed Transfer and (iii) the Drag Along Sale Date.

     5.3 Form of Consideration. The provisions of this Article V shall apply
         ---------------------                         ---------
regardless of the form of consideration received in the Drag Along Sale. Upon the consummation of the Drag Along Sale, (i) each holder of Common Stock shall receive the same form of consideration and the same amount of consideration per share; (ii) if any holders of Common Stock are given an option as to the form and amount of consideration to be received, each holder of Common Stock shall be given the same option; (iii) unless waived by Thayer and the holders of a majority of the then outstanding shares of Preferred Stock not owned by Thayer or its Affiliates, each holder of Preferred Stock shall receive an amount (prior to any amounts received by any holder of Common Stock with respect thereto) in such Drag Along Sale equal to, and in any event no more than, the amount such holder would be entitled to receive as the Liquidation Value of such holder's shares of Preferred Stock; and (iv) any non-cash consideration received by a class of Equity Securities pursuant to the terms of the Drag Along Sale shall be allocated among the transferors of such class of Equity Securities pro rata based upon each transferor's percentage ownership of such class of shares sold in the Drag Along Sale.

     5.4 Consummation.
         ------------

         (a) At least five (5) days prior to the date of consummation of a Drag Along Sale, each Stockholder shall deliver to Thayer for Transfer to the third party one or more certificates, properly endorsed for Transfer, which represent all of the shares of Equity Securities held by such Stockholder. The certificate(s) delivered to Thayer by each Stockholder shall be Transferred to the third party transferee identified in the Drag Notice, as part of the consummation of the Drag Along Sale. Upon receipt of the proceeds of the Drag Along Sale, Thayer shall promptly remit to each Stockholder that portion of such proceeds to which such Stockholder is entitled by reason of such Stockholder's participation in such sale.

         (b) In connection with a Drag Along Sale, each Stockholder shall be required to make representations and warranties regarding the Equity Securities that such Stockholder Transfers in such sale, including, but not limited to, such Stockholder's ownership of and authority to Transfer such Equity Securities, the absence of any liens or other encumbrances on such securities. In addition, each Stockholder who is either a director or an executive officer of the Company or the holder of more than five percent (5%) of the outstanding Common Stock (other than John R. McDougall, D. Marshall Nelson or Philip H. Duong unless such person is then serving as a director of the Company or the Company's Chief Executive Officer or Chief Operating Officer) shall also be required to provide customary representations and warranties regarding the Company. Notwithstanding the foregoing, in the event that any portion of the consideration in a Drag-Along Sale is subject to escrow or a future contingency, each Stockholder's right to the proceeds of the Drag-Along Sale shall be proportionally subject to such escrow and/or contingency and the future payments due therefrom.


                                   ARTICLE VI
                                 PUBLIC OFFERING

         Other than the Preferred Stock whose rights and obligations upon the occurrence of an IPO Event shall be determined exclusively by reference to the Company's Amended and Restated Certificate of Incorporation, as amended, in the event that the Board and the holders of a majority of the outstanding shares of Common Stock approve proceeding with an IPO Event, Thayer and the Stockholders shall take all reasonably necessary or desirable actions in connection with the consummation of the IPO Event. If the IPO Event is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the capital structure of the Company shall adversely affect the marketability of the offering, each Stockholder shall consent to and vote for a recapitalization, reorganization and/or exchange of the capital of the Company into securities that the managing underwriters, the Board and holders of a majority of the outstanding shares of Common Stock find acceptable and shall take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange; provided, however, that (i) the resulting securities reflect and are consistent with the relative rights and preferences among the outstanding classes of securities set forth in the Company's Amended and Restated Certificate of Incorporation, as amended and such recapitalization, reorganization or exchange is otherwise fair and reasonable to the Company and the holders of each class of the

Company's Equity Securities taking into account each of the relative rights and preferences and (ii) the Company shall reimburse each Stockholder for the reasonable expenses incurred by such Stockholder in taking such actions. Each holder of Equity Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of Equity Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the 120-day period beginning on the effective date of an IPO Event, unless the underwriters managing such IPO Event otherwise agree.


                                   ARTICLE VII
                               BOARD OF DIRECTORS

     7.1 Composition of the Board. Each Stockholder shall vote all of his or its
         ------------------------
shares of Common Stock and any other voting Equity Securities of the Company over which such Stockholder has voting control and shall take all other necessary or desirable actions within his or its control (whether in his or its capacity as a Stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written resolutions in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and Stockholder meetings), so that (i) the authorized number of directors on the Board shall be established at five (5) directors, and (ii) the following persons shall be elected to the Board at each election of directors: (A) one representative shall be the Company's Chief Executive Officer; (B) one representative shall be designated by a vote of the holders of the Common Stock held by Management; and (C) three (3) representatives shall be designated on behalf of Thayer by Thayer Equity Investors IV, L.P.

     7.2 Removal. The removal from the Board (with or without cause) of any
         -------
director shall be made only upon the written request of the Person or Persons entitled to designate such director pursuant to Section 3.1 above, but only upon
                                                -----------
such written request and under no other circumstances

     7.3 Vacancy. In the event that any representative designated hereunder for
         -------
any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a representative designated by the Person or Persons entitled to designate such director pursuant to Section 3.1 above.
   -----------

     7.4 Quorum. A majority of the Directors, including at least one of the two
         ------
(2) representatives not designated by Thayer, shall constitute a quorum. If no quorum is present at a meeting of the Board of Directors, such meeting shall be adjourned for a period of two (2) weeks, or such other period of time as shall be agreed upon by all the Directors, and notice of the adjourned meeting shall be provided to all Directors in accordance with the Company's Bylaws.

     7.5 Voting. The Board of Directors shall decide by majority vote any
         ------
election or question brought before the meeting, unless the election or question is one upon which, under an express provision of law, a greater vote is required, in which case such express provision shall govern and control the decision of such election or question.

     7.6 Expenses. The Company shall pay the reasonable out-of-pocket expenses
         --------
incurred by each director named hereunder in connection with attending the meetings of the Board and any committee thereof.

     7.7 Representations. Each Stockholder represents that he, she or it has not
         ---------------
granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Equity Securities shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

     7.8 Conflict. The Stockholders shall take such action as may be necessary
         --------
to amend any provision in the Company's Certificate of Incorporation or ByLaws to in order to remedy any inconsistency between any provision of the Company's Certificate of Incorporation or ByLaws with any provision of this Article VII.
                                                                  -----------

                                  ARTICLE VIII
                                 CONFIDENTIALITY

     Other than John R. McDougall, Philip H. Duong and D. Marshall Nelson whose confidentiality obligations will be governed by the terms of their respective employment agreements, each Investor who is an officer or employee of the Company or its subsidiaries agrees to treat and hold in confidence and not disclose all Confidential Information that such Investor may have obtained from the Company or any Affiliate of the Company as a result of owning any of the Company's Equity Securities or the performance of this Agreement so long as the Investor is an officer or employee of the Company and for a period of two (2) years thereafter; provided, however, that an Investor shall have the right to utilize or disclose confidential information in connection with and in furtherance of the Company's business or in connection with the Company's capital raising and financial or other strategic planning. In the event that any Investor is requested or required (by oral question or written request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar legal proceeding) to disclose any Confidential Information, such Investor shall notify the Company promptly of the request or requirement.

         [ARTICLE IX - RESERVED]

                                    ARTICLE X
                         TERMINATION; ADDITIONAL PARTIES

         10.1 Termination. All rights and obligations set forth in this
              -----------
Agreement (other than in Article VI), to the extent not previously terminated,
                         ----------
shall terminate upon the earlier of (i) the effective date of an IPO Event; (ii) the written agreement of Thayer and the holders of at least fifty percent (50%) of outstanding Common Stock held by the Stockholders other than

Thayer; or (iii) the closing of a Drag Along Sale. Article VI shall terminate
                                                   ----------
upon the earlier of (i) 180 days after the effective date of an IPO Event (other than the Company's agreement to reimburse expenses described in clause (ii) of
Article VI) or (ii) the closing of a Drag-Along Sale.
----------

     10.2 Additional Parties. Without the prior written consent of Thayer, the
          ------------------
Company shall not issue or sell after the date hereof, any shares of Common Stock or Preferred Stock to any individual or entity without such individual or entity becoming a party to this Agreement by execution and delivery of a Joinder to this Agreement in the form of Exhibit B attached hereto. Any such additional
                                 ---------
party shall become a Stockholder subject to and bound by all the terms and conditions of this Agreement. All additional shares of capital stock issued by the Company to such purchasers shall be deemed to be "Equity Securities" owned by a Stockholder for purposes of this Agreement. The Company shall promptly add to the List (as described in Section 11.6) the name and address of each new
                             ------------
party hereto.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.1 Legend. All certificates evidencing Equity Securities restricted by
          ------
this Agreement shall bear a legend indicating the existence of the restrictions imposed hereby and a stop transfer order may be placed with respect to such securities. The legend referred to in the preceding sentence shall be substantially in the following form:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TRANSFER RESTRICTIONS AND OTHER TERMS OF A STOCKHOLDERS AGREEMENT DATED AS OF AUGUST 12, 1999, AMONG EMPYREAN GROUP HOLDINGS, INC. (FORMERLY, BUSINESS SOLUTIONS GROUP, INC.), AND CERTAIN STOCKHOLDERS THEREOF AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SUCH AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF EMPYREAN GROUP HOLDINGS, INC. AND WILL BE FURNISHED UPON REQUEST TO THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

     11.2 No Waiver of Rights. No failure or delay on the part of any party in
          -------------------
the exercise of any power or right hereunder shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or power or of any other right or power. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder. Except as otherwise expressly provided herein, all rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

     11.3 Amendment. Except as otherwise expressly set forth in this Agreement,
          ---------
this Agreement may be amended or supplemented only by the written agreement of the Company, Thayer and the holders of at least fifty percent (50%) of all outstanding shares of Common Stock held by the Stockholders other than Thayer.

     11.4 Entire Agreement; Successors; Third Parties. This Agreement contains
          -------------------------------------------
the entire agreement among the parties with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, heirs, executors, administrators and permitted assigns. Except as specifically set forth herein, nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities.

     11.5 No Assignment. No party hereto may assign any of its rights or
          -------------
obligations under this Agreement to any other person, except that Thayer may assign part or all of its rights and obligations hereunder to one or more Affiliates of Thayer and its successors and assigns.

     11.6 Notices. All notices or other communications which are required or
          -------
permitted hereunder shall be in writing and sufficient if delivered personally, by facsimile or sent by overnight express or by registered or certified mail, postage prepaid, addressed as follows:

          If to the Company to:

                   Empyrean Group Holdings, Inc.
                   8300 Boone Boulevard
                   Suite 250
                   Vienna, VA 22182
                   Attention:  Jason H. Levine
                   Facsimile:   (703) 790-9033
                   Telephone:  (703) 790-9276

          If to Thayer:

                   c/o Thayer Equity Investors IV, L.P.
                   1455 Pennsylvania Avenue, N.W.
                   Suite 350
                   Washington, D.C.  20004
                   Attention:                Daniel Raskas
                                             Robert Michalik
                   Facsimile:                (202) 371-0391

                   Telephone:                (202) 371-0150

         During the term of this Agreement, the Company shall maintain a current list of all Stockholders (the "List"), including their names, addresses and facsimile numbers, if any, for purposes of sending notices and other communications pursuant to this Section 11.6. At the request of any party
                                ------------
hereto, the Company promptly shall provide a copy of the List to such party. All notices to any of the Stockholders shall be sent to the addresses set forth on the List (an initial copy of which is attached hereto as Exhibit A). All
                                                         ---------
deliveries of notice shall be deemed effective when received by the persons entitled to such receipt or when delivery has been attempted but refused by such person or persons.

     11.7 Captions. The captions contained in this Agreement are for reference
          --------
purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.8 Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     11.9 Governing Law and Venue. The validity, interpretation, construction
          -----------------------
and performance of this Agreement shall be governed by the laws of the State of Delaware applicable to agreements made and entirely to be performed within such jurisdiction. The party bringing any action under this Agreement shall only be entitled to choose the federal or local courts in the Eastern District of the Commonwealth of Virginia as the venue for such action, and each party consents to the jurisdiction of the court chosen in such manner for such action.

     11.10 Severability. The provisions of this Agreement are severable, and the
           ------------
unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. The parties acknowledge that it is their intention that if any provision of this Agreement is determined by a court to be invalid, illegal or unenforceable as drafted, that provision should be construed in a manner designed to effectuate the purpose of that provision to the greatest extent possible under applicable law.

     11.11 Transfers; Transfers in Violation of Agreement. Prior to Transferring
           ----------------------------------------------
any Equity Securities to any Person, the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and Thayer a Joinder to this Agreement in the form of Exhibit B hereto. Any Transfer or
                                         ---------
attempted Transfer of any Equity Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Equity Securities as the owner of such shares for any purpose.

     11.12 Specific Performance. The rights of the parties under this Agreement
           --------------------
are unique and the failure of a party to perform its obligations hereunder would irreparably harm the other parties hereto. Accordingly, the parties shall, in addition to such other remedies as may be available at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

     11.13 Further Assurances. Each of the parties hereto agrees to execute all
           ------------------
such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

     11.14 Publicity. No party shall issue any press release or
           ---------
undertake any publicity concerning this Agreement or any of the transactions contemplated hereby without the prior written consent of Thayer.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of the day and year first above written.


                                 EMPYREAN GROUP HOLDINGS, INC.
                                 formerly, Business Solutions Group, Inc.)


                                 By:    /s/ Stuart C. Johnson
                                        ----------------------------------------
                                 Name:  Stuart C. Johnson
                                        ----------------------------------------
                                 Title: President & CEO
                                        ----------------------------------------



                                 THAYER ITECH HOLDINGS, L.L.C.



                                 By:    /s/ Robert E. Michalik
                                        ----------------------------------------
                                 Name:  Robert E. Michalik
                                        ----------------------------------------
                                 Title: President
                                        ----------------------------------------



                                 STOCKHOLDERS


                                 BSG HOLDINGS, INC.

                                 By:    /s/ John R. McDougall
                                        ----------------------------------------
                                 Name:  John R. McDougall
                                        ----------------------------------------
                                 Title: President
                                        ----------------------------------------


                                 FBR TECHNOLOGY VENTURE
                                 PARTNERS, LP

                                 By:    /s/ Gene Riechers
                                        ----------------------------------------
                                 Its:   Gene Riechers
                                 Title: Managing Director

                                         /s/ Stuart C. Johnson
                                        ----------------------------------------
                                         Stuart C. Johnson


                                         /s/ Thomas B. Modly
                                        ----------------------------------------
                                         Thomas B. Modly


                                         /s/ Jason H. Levine
                                        ----------------------------------------
                                         Jason H. Levine


                                         /s/ Bruce H. Allan
                                        ----------------------------------------
                                         Bruce H. Allan


                                         /s/ Matthew B. Walker
                                        ----------------------------------------
                                         Matthew B. Walker


                                         /s/ Graham B. Perkins
                                        ----------------------------------------
                                         Graham B. Perkins


                                         /s/ David T. Fu
                                        ----------------------------------------
                                         David T. Fu


                                         /s/ Patricia A. Withers
                                        ----------------------------------------
                                         Patricia A. Withers

                                                                    EXHIBIT A to
                                                          Stockholders Agreement
                                                          ----------------------

                                 LIST OF HOLDERS
                                 ---------------

Stockholders:
------------

Thayer  ITech Holdings, LLC
c/o Thayer Equity Investors III, L.P.
1455 Pennsylvania Avenue, N.W.
Suite 350
Washington, D.C.  20004
Attention:  Daniel Raskas
            Robert Michalik
Facsimile:  (202) 371-0391
Telephone:  (202) 371-0150


BSG Holdings, Inc.
284 S. Main Street
Suite 700
Alpharetta, Georgia  30004


FBR Technology Venture Partners, LP
1001 19th Street North
Arlington, VA  22209


For either:
Stuart C. Johnson
Thomas B. Modly
Graham B. Perkins
David T. Fu
Jason H. Levine
Matthew B. Walker
Bruce H. Allan or
Patricia A. Withers
c/o Empyrean Group, Inc.
8300 Boone Boulevard
Suite 250
Vienna, Virginia  22182

                                                                    EXHIBIT B to
                                                          Stockholders Agreement
                                                          ----------------------

                            FORM OF JOINDER AGREEMENT
                            -------------------------

     This Joinder Agreement (this "Joinder Agreement") is made as of the date written below by the undersigned (the "Joining Party") and the parties to the Stockholders Agreement, dated as of August 12, 1999, as amended from time to time (the "Stockholders Agreement") among Empyrean Group Holdings, Inc., Thayer and the Stockholders. Capitalized terms used but not defined herein shall have the meanings given such terms in the Stockholders Agreement.

     Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party will be deemed to be a party to the Stockholders Agreement and shall have all of the obligations of a "Stockholder" thereunder as if it had executed the Stockholders Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Stockholders Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date: _______________________________

STOCKHOLDER                            [ENTITY]

Address:

_____________________________________  By:  ____________________________________
_____________________________________       Name:   ____________________________
_____________________________________       Title:  ____________________________

Tel:_________________________________
Fax:_________________________________

                                                            -OR-


                                         _______________________________________
                                              [Signature of Individual]



                                         _______________________________________
                                                      Print Name

                                JOINDER AGREEMENT
                            TO STOCKHOLDERS AGREEMENT
                            -------------------------

     This Joinder Agreement (this "Joinder") is made as of the date written below by the undersigned (the "Joining Party") and certain parties to the Stockholders Agreement, dated as of August 12, 1999 (the "Stockholders Agreement") among Empyrean Group Holdings, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company. Capitalized terms used but not defined herein shall have the meanings given such terms in the Stockholders Agreement.

     Accordingly, the Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder, the Joining Party will be deemed to be a party to the Stockholders Agreement and shall have all of the rights and obligations of a "Stockholder" thereunder as if it had executed the Stockholders Agreement. The Joining Party and the Company hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions contained in the Stockholders Agreement.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:  November 3, 19990

STOCKHOLDER                            /s/ Leo C. Mullen
                                       -----------------------------------------
                                       Leo C. Mullen
Address:

10817 Stanmore Drive
Potomac, MD  20854
Tax I.D. No.: ###-##-####

                                       APPROVED BY:

                                       EMPYREAN GROUP HOLDINGS, INC.


                                       By:  /s/ Stuart C. Johnson
                                            ------------------------------------
                                       Its: Stuart C. Johnson
                                            ------------------------------------
                                            Chairman, President and CEO


                                        THAYER ITECH HOLDINGS, L.L.C.

                                        By:  Thayer Equity Investors, III, L.P.
                                        Its: Managing Member
                                        By:  TC Equity Partners, L.L.C.
                                        Its: General Partner

                                        By:  /s/ Robert E. Michalik
                                            ------------------------------------
                                        Its: Robert E. Michalik
                                            ------------------------------------
                                             Vice President

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:  November 3, 1999

STOCKHOLDER                            /s/ Helene Patterson
                                       -----------------------------------------
                                       Helene Patterson
Address:

10817 Stanmore Drive
Potomac, MD  20854
Tax I.D. No.: ###-##-####

                                       APPROVED BY:

                                       EMPYREAN GROUP HOLDINGS, INC.


                                       By:  /s/ Stuart C. Johnson
                                            ------------------------------------
                                       Its: Stuart C. Johnson
                                            ------------------------------------
                                            Chairman, President and CEO


                                       THAYER ITECH HOLDINGS, L.L.C.

                                       By:  Thayer Equity Investors, III, L.P.
                                       Its: Managing Member
                                       By:  TC Equity Partners, L.L.C.
                                       Its: General Partner

                                       By:  /s/ Robert E. Michalik
                                            ------------------------------------
                                       Its: Robert E. Michalik
                                            ------------------------------------
                                            Vice President

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:  November 3, 1999

STOCKHOLDER                            /s/ Sidney E. Barcelona
                                       -----------------------------------------
                                       Sidney E. Barcelona
Address:

3323 18th Street, N.W.
Washington, DC  20010
Tax I.D. No.: ###-##-####

                                       APPROVED BY:

                                       EMPYREAN GROUP HOLDINGS, INC.


                                       By:  /s/ Stuart C. Johnson
                                            ------------------------------------
                                       Its: Chairman, President and CEO
                                            ------------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.

                                       By:  Thayer Equity Investors, III, L.P.
                                       Its: Managing Member
                                       By:  TC Equity Partners, L.L.C.
                                       Its: General Partner

                                       By:  /s/ Robert E. Michalik
                                            ------------------------------------
                                       Its: Robert E. Michalik
                                            ------------------------------------
                                       Vice President

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:  November 3, 1999

STOCKHOLDER                            /s/ Gretchen Frederick
                                       -----------------------------------------
                                       Gretchen Frederick
Address:

34923 Snickersville Turnpike
Round Hill, VA  22141
Tax I.D. No.: ###-##-####

                                       APPROVED BY:

                                       EMPYREAN GROUP HOLDINGS, INC.


                                       By:  /s/ Stuart C. Johnson
                                            ------------------------------------
                                       Its: Stuart C. Johnson
                                            ------------------------------------
                                            Chairman, President and CEO

                                       THAYER ITECH HOLDINGS, L.L.C.

                                       By:  Thayer Equity Investors, III, L.P.
                                       Its: Managing Member
                                       By:  TC Equity Partners, L.L.C.
                                       Its: General Partner

                                       By:  /s/ Robert E. Michalik
                                            ------------------------------------
                                       Its: Robert E. Michalik
                                            ------------------------------------
                                            Vice President

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:  November 3, 1999

STOCKHOLDER                            /s/ Mark A. Smith
                                       -----------------------------------------
                                       Mark A. Smith
Address:

1604 Great Falls Street
McLean, VA  22101
Tax I.D. No.: ###-##-####

                                       APPROVED BY:

                                       EMPYREAN GROUP HOLDINGS, INC.


                                       By:  /s/ Stuart C. Johnson
                                            ------------------------------------
                                       Its: Stuart C. Johnson
                                            ------------------------------------
                                            Chairman, President & CEO

                                       THAYER ITECH HOLDINGS, L.L.C.

                                       By:  Thayer Equity Investors, III, L.P.
                                       Its: Managing Member
                                       By:  TC Equity Partners, L.L.C.
                                       Its: General Partner

                                       By:  /s/ Robert Michalik
                                            ------------------------------------
                                       Its: Robert E. Michalik
                                            ------------------------------------
                                            Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:  November 19, 1999

STOCKHOLDER                            /s/ William K. Stephens
                                       -----------------------------------------
                                       William K. Stephens
Address:


____________________________________
____________________________________
Tax I.D. No.: ______________________

                                       APPROVED BY:

                                       ICONIXX CORPORATION
                                       (f/k/a EMPYREAN GROUP HOLDINGS, INC.)


                                       By:  /s/ Stuart C. Johnson
                                            ------------------------------------
                                       Its: Stuart C. Johnson
                                            ------------------------------------
                                            Chairman, President & CEO

                                       THAYER ITECH HOLDINGS, L.L.C.

                                       By:  Thayer Equity Investors, III, L.P.
                                       Its: Managing Member
                                       By:  TC Equity Partners, L.L.C.
                                       Its: General Partner

                                       By:  /s/ Robert E. Michalik
                                            ------------------------------------
                                       Its: Robert E. Michalik
                                            ------------------------------------
                                            Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of January 18, 2000.



                                       "STOCKHOLDER"

                                       MULLEN PATTERSON, L.L.C.

                                       By:  /s/ Helene Patterson & Leo C. Mullen
                                            ------------------------------------
                                       Its: Managers
                                            ------------------------------------

Address:

Tax I.D. No.:


                                       APPROVED BY:

                                       ICONIXX CORPORATION
                                       (formerly known as
                                       EMPYREAN GROUP HOLDINGS, INC.)

                                       By:  /s/ Stuart C. Johnson
                                            ------------------------------------
                                       Its: Chairman, President & CEO
                                            ------------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.

                                       By:  Thayer Equity Investors, III, L.P.
                                       Its: Managing Member
                                       By:  TC Equity Partners, L.L.C.
                                       Its: General Partner

                                       By:  /s/ Robert E. Michalik
                                            ------------------------------------
                                       Its: Robert E. Michalik
                                            Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 8, 2000

STOCKHOLDER                        STUART C. JOHNSON FAMILY LIMITED
                                   PARTNERSHIP



                                   By: /s/ Kelly J. Stanley
                                       -----------------------------------------

Address:

_______________________________
_______________________________
_______________________________

Tax I.D. No.:  54-6453713


                                   APPROVED BY:

                                   ICONIXX CORPORATION


                                   By:    /s/ Jason H. Levine
                                          --------------------------------------
                                   Name:  Jason H. Levine
                                   Title: Vice President and Assistant Secretary



                                   THAYER ITECH HOLDINGS, L.L.C.


                                   By:  Thayer Equity Investors IV, L.P.
                                   Its: Managing Member

                                        By:  TC Equity Partners IV, L.L.C.
                                        Its: General Partner

                                             By:    /s/ Robert E. Michalik
                                                    ----------------------------
                                             Name:  Robert E. Michalik
                                             Title: Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER                            /s/ Ronald P. Heffernan
                                       -----------------------------------------
                                       Ronald P. Heffernan
Address:
306 Ivy Ct.
------------------------------------
Franklin Lks, NJ  07417
------------------------------------

------------------------------------



Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------



                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER                            /s/ Michael Matteo
                                       -----------------------------------------
                                       Michael Matteo
Address:
1136 Morris Rd.
---------------------------------
Wymewood, PA  19096
---------------------------------

---------------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------



                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER                            /s/ Lucia Chang Heffernan
                                       -----------------------------------------
                                       Lucia Chang Heffernan
Address:
306 Ivy Ct.
-------------------------------------
Franklin Lakes, NJ 07417
-------------------------------------

-------------------------------------



Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------



                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date: March 10, 2000

STOCKHOLDER                            /s/ Monica Hsu
                                       -----------------------------------------
                                       Monica Hsu
Address:
160 Wea #19L
--------------------------------
NY, NY  10023
--------------------------------

--------------------------------


Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------



                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER
                                     The Kelly A. Heffernan Trust

                                     By:   /s/ Ronald Heffernan
                                           -------------------------------------
                                     Name: Ronald Heffernan as attorney in fact
                                           -------------------------------------


Address:

920 Cyprus Way
--------------------------------
Boca Raton, FL
--------------------------------

--------------------------------


Tax I.D. No.:  13-7224727
               ----------


                                     APPROVED BY:

                                     ICONIXX CORPORATION


                                     By:    /s/ Graham B. Perkins
                                           -------------------------------------
                                     Name:  Graham B. Perkins
                                           -------------------------------------
                                     Title: Vice President & Secretary
                                           -------------------------------------



                                     THAYER ITECH HOLDINGS, L.L.C.


                                     By:  Thayer Equity Investors IV, L.P.
                                     Its: Managing Member

                                          By:  TC Equity Partners IV, L.L.C.
                                          Its: General Partner

                                               By:    /s/ Robert E. Michalik
                                                      --------------------------
                                               Name:  Robert E. Michalik
                                                      --------------------------
                                               Title: Vice President
                                                      --------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date: March 10, 2000

STOCKHOLDER
                                     The Tracy Heffernan Cipully Trust

                                     By:   /s/ Ronald Heffernan
                                     Name: Ronald Heffernan as attorney in fact
                                           -------------------------------------


Address:
920 Cyprus Way
-------------------------------
Boca Raton, FL
-------------------------------

-------------------------------



Tax I.D. No.:  13-7224728
               ----------


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------



                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 10, 2000

STOCKHOLDER                          /s/ Robert Friedman as Attorney in Fact
                                     -------------------------------------------
                                     David Musicant
Address:
573 Farmdale Rd.
--------------------------------
Franklin Lakes, NJ
--------------------------------

--------------------------------



Tax I.D. No.:  ###-##-####
               --- -- ----


                                     APPROVED BY:

                                     ICONIXX CORPORATION


                                     By:    /s/ Graham B. Perkins
                                            ------------------------------------
                                     Name:  Graham B. Perkins
                                            ------------------------------------
                                     Title: Vice President & Secretary
                                            ------------------------------------



                                     THAYER ITECH HOLDINGS, L.L.C.


                                     By:  Thayer Equity Investors IV, L.P.
                                     Its: Managing Member

                                          By:  TC Equity Partners IV, L.L.C.
                                          Its: General Partner

                                               By:    /s/ Robert E. Michalik
                                                      --------------------------
                                               Name:  Robert E. Michalik
                                                      --------------------------
                                               Title: Vice President
                                                      --------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date: March 23, 2000

STOCKHOLDER                          /s/ Christopher Clark
                                     -------------------------------------------
                                     Christopher Clark
Address:
13912 Saddleview Drive
-----------------------------
N. Potomac, MD  20870
-----------------------------

-----------------------------



Tax I.D. No.:  ###-##-####
               --- -- ----


                                     APPROVED BY:

                                     ICONIXX CORPORATION


                                     By:    /s/ Jason H. Levine
                                            ------------------------------------
                                     Name:  Jason H. Levine
                                            ------------------------------------
                                     Title: Vice President & Secretary
                                            ------------------------------------



                                     THAYER ITECH HOLDINGS, L.L.C.


                                     By:  Thayer Equity Investors IV, L.P.
                                     Its: Managing Member

                                          By:  TC Equity Partners IV, L.L.C.
                                          Its: General Partner

                                               By:    /s/ Robert E. Michalik
                                                      --------------------------
                                               Name:  Robert E. Michalik
                                                      --------------------------
                                               Title: Vice President
                                                      --------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date: March 23, 2000

STOCKHOLDER                            /s/ Timothy Meinhardt
                                       ---------------------------
                                       Timothy Meinhardt
Address:
14615 Crossway Road
-----------------------------
Rockville, MD  20853
-----------------------------

-----------------------------



Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                     By:    /s/ Jason H. Levine
                                            ------------------------------------
                                     Name:  Jason H. Levine
                                            ------------------------------------
                                     Title: Vice President & Assistant Secretary
                                            ------------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                            /s/ Derrik Deyhimi
                                       -----------------------------
                                       Derrik Deyhimi
Address:
19315 Foxtree Ln
-----------------------------
Houston, TX  77094
-----------------------------

-----------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkiins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                                   AB Holdings, L.L.C.

                                       By:    /s/ Robert G. Ackerley
                                              ----------------------------------
                                       Name:  Robert G. Ackerley
                                              ----------------------------------
                                       Title: President
                                              ----------------------------------

Address:
5306 Hollister
-------------------------------
Houston, TX  77040
-------------------------------

-------------------------------

Tax I.D. No.:  ___-__-____


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                            /s/ Scott Heath
                                       ------------------------------
                                       Scott Heath
Address:
1106 Jackson #A
---------------------------------
Houston, TX  79006
---------------------------------

---------------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                            /s/ David Mosley
                                       ------------------------------
                                       David Mosley
Address:
3603 Hugginsway St.
--------------------------------
Pearland, TX  77584
--------------------------------

--------------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                            /s/ Jeff Jamison
                                       -----------------------------
                                       Jeff Jamison
Address:
Suite 400, 5301 Hollister
---------------------------------
Houston, TX  77040
---------------------------------

---------------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secrerary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                            /s/ Lance Hack
                                       ----------------------------
                                       Lance Hack
Address:
5301 Hollister
-------------------------------
Houston, TX  77040
-------------------------------

-------------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                            /s/ Carolyn Jenkins
                                       ------------------------------
                                       Carolyn Jenkins
Address:
5301 Holliser, Ste. 400
------------------------------
Houston, TX  77040
------------------------------

------------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                            /s/ Shane Byers
                                       --------------------------
                                       Shane Byers
Address:
5301 Hollister
-----------------------------
Suite 400
-----------------------------
Houston, TX
-----------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                            /s/ Roman Bartik
                                       ----------------------------
                                       Roman Bartik
Address:
1441 Walee St., #302
--------------------------------
Denver, CO  80202
--------------------------------

--------------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                            /s/ Genie Neukomm
                                       ------------------------------
                                       Genie Neukomm
Address:
3131 Castlewood
-----------------------------
Houston, TX  77025
-----------------------------

-----------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert E. Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date:  March 23, 2000
             --

STOCKHOLDER                            /s/ Matthew H. Hartzell
                                       -------------------------------
                                       Matthew H. Hartzell
Address:
5306 Hollister
------------------------------
Houston, TX  77040
------------------------------

------------------------------

Tax I.D. No.:  ###-##-####
               --- -- ----


                                       APPROVED BY:

                                       ICONIXX CORPORATION


                                       By:    /s/ Graham B. Perkins
                                              ----------------------------------
                                       Name:  Graham B. Perkins
                                              ----------------------------------
                                       Title: Vice President & Secretary
                                              ----------------------------------


                                       THAYER ITECH HOLDINGS, L.L.C.


                                       By:  Thayer Equity Investors IV, L.P.
                                       Its: Managing Member

                                            By:  TC Equity Partners IV, L.L.C.
                                            Its: General Partner

                                                 By:    /s/ Robert E. Michalik
                                                        ------------------------
                                                 Name:  Robert Michalik
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------